ADVANCED SERIES TRUST

AST Global Real Estate Portfolio

AST Small-Cap Growth portfolio

Supplement dated September 24, 2018 to the

Currently Effective Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Prospectus (the Prospectus) and Statement of Additional Information (SAI) for the Advanced Series Trust (the Trust) relating to the AST Global Real Estate Portfolio (the Global Portfolio) and the AST Small-Cap Growth Portfolio (the Small-Cap Portfolio, and together with the Global Portfolio, the Portfolios), and should be retained for future reference. The Portfolios discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have meanings given to them in the Trust’s Prospectus and SAI.

A.	AST Global Real Estate Portfolio: New Subadvisory Arrangement and Investment Strategy Change

The Board of Trustees of the Trust (the Board) recently approved: (i) replacing PGIM Real Estate, a division of PGIM, Inc., as the subadviser to the Global Portfolio with Cohen & Steers Capital Management, Inc.; and (ii) revising the investment strategy of the Global Portfolio.

These changes are expected to become effective on or about January 28, 2019. More detailed information relating to this transition will be made available to beneficial shareholders of the Global Portfolio in an Information Statement which will be posted to the Global Portfolio’s website within 90 days of the effective date of the transition. Beneficial shareholders of the Global Portfolio will receive a notice that the Information Statement is available once the Information Statement has been posted to the website. More detailed information will also be included in an additional supplement to the Global Portfolio’s Summary Prospectus and the Trust’s Prospectus and SAI on or about the effective date of the transition.

B.	AST Small-Cap Growth Portfolio: New Subadvisory Agreement in Connection with Pending Change of Control of Emerald Mutual Fund Advisers Trust

The Board recently approved a new subadvisory agreement between PGIM Investments LLC (the Manager) and Emerald Mutual Fund Advisers Trust (Emerald) with respect to the Small-Cap Portfolio due to an impending change of control of Emerald. The Board’s approval of the new subadvisory agreement will not result in any changes to the investment management fee paid by the Portfolio to the Manager, to the subadvisory fee paid by the Manager to Emerald, or to any other fees or expenses of the Portfolio.

This new subadvisory agreement is expected to take effect on or about September 28, 2018 after completion of the change of control of Emerald. More detailed information relating to the new subadvisory agreement will be made available to beneficial shareholders of the Small-Cap Portfolio in an Information Statement which will be posted to the Small-Cap Portfolio’s website within 90 days of the effective date of the new subadvisory agreement. Beneficial shareholders of the Small-Cap Portfolio will receive a notice that the Information Statement is available once the Information Statement has been posted to the website.

To reflect this change, the Trust’s Prospectus is revised as follows, effective September 28, 2018:

1.	The paragraph relating to Emerald in the section of the Prospectus entitled “HOW THE TRUST IS MANAGED – INVESTMENT SUBADVISERS” is hereby deleted and replaced with the following:

Emerald Mutual Fund Advisers Trust (Emerald) is a wholly-owned subsidiary of Emerald Advisers, LLC (Emerald Advisers) and was established to allow for Emerald Advisers to serve in a sub-advisory capacity for mutual fund and other registered investment companies. Emerald Advisers, LLC is a wholly-owned subsidiary of Emerald Asset Management PA, LLC (Emerald PA). The Emerald Employee Stock Ownership Trust owns 49% of the issued and outstanding stock of Emerald PA. 1251 Capital owns the remaining 51%. Emerald Advisers has been providing professional advisory services to institutional investors, high net worth individuals and the overall general public through quality separate account management and sub-advised mutual funds since 1992. As of June 30, 2018, Emerald Advisers had approximately $5.5 billion in assets under management. Emerald is located at 3175 Oregon Pike, Leola, Pennsylvania 17540.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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